MFS(R) VARIABLE INSURANCE TRUST:

                        MFS Capital Opportunities Series

                        Supplement to Current Prospectus:

The Board of Trustees of the MFS Variable Insurance Trust (the "Trust"), has approved a change to the name and investment strategies of the Capital
Opportunities Series, a series of the Trust (the "Series"). Effective May 1, 2007, the Series' name will change to MFS Core Equity Series. The Series' investment objective of capital appreciation will remain unchanged.

Currently, the Series seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Effective May, 1, 2007, the Series will normally invest at least 80% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

The Series is currently managed by Jeffrey C. Constantino and Gregory W. Locraft, Jr. Effective May 1, 2007, the Series will be managed by a team of MFS research analysts under the general supervision of Katrina A. Mead, a Vice President of MFS. Ms. Mead has been employed in the investment management area of MFS since 1997.

MFS will allocate the Series' assets to analysts by broad market sectors.

The Series will incur brokerage commissions and other transaction costs associated with the repositioning of portfolio securities in connection with this change.

A full description of the Series' new investment strategies will be included in the Trust's prospectus scheduled to be updated on May 1, 2007.


                The date of this supplement is February 2, 2007.